SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2004

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-22784 (Commission File Number)	42-1249184 (IRS Employer Identification No.)

14303 Gateway Place, Poway, CA 92064

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 858-848-3401

Item 5. Other Events and Regulation FD Disclosure.

On March 11, 2004, Gateway, Inc. announced the completion of Gateway’s acquisition of eMachines, Inc. The press release is included as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

99.1	Press release, dated March 11, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 12, 2004

GATEWAY, INC.

By:	/s/ RODERICK M. SHERWOOD III

Roderick M. Sherwood III Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 11, 2004